PIMCO Funds

Supplement dated August 30, 2019 to the Short Duration Strategy Funds Prospectus and

Statement of Additional Information,

each dated July 31, 2019, each as supplemented (the “Prospectus” and “SAI”)

Disclosure Regarding the PIMCO Short Asset Investment Fund (the “Fund”)

Effective December 2, 2019, purchases of Class A shares of the Fund will no longer be subject to an initial sales charge or contingent deferred sales charge.

Class A shares of the Fund will continue to be eligible to be exchanged for any other fund of PIMCO Funds or fund of PIMCO Equity Series that offers Class A shares, subject to any restriction on exchanges set forth in the applicable fund’s prospectus; the usual sales charges applicable to investments in such other fund will apply for exchanges of Class A shares of the Fund purchased on or after December 2, 2019.

Investors Should Retain This Supplement for Future Reference

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